UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

__________________________________________

WESTMORELAND RESOURCE PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Loan and Security Agreement
On October 23, 2015, Westmoreland Resources Partners, LP (the “Partnership”), and its subsidiaries (together with the Partnership, the “Borrowers”), entered into a Loan and Security Agreement (the “Loan Agreement”), with the lenders party thereto and The PrivateBank and Trust Company, as administrative agent. The Loan Agreement permits borrowings by the Borrowers under a revolving loan facility up to the aggregate principal amount of $15.0 million (the “Loan Facility”).  The Loan Facility permits the Borrowers to obtain letters of credit in an aggregate outstanding amount of up to $10.0 million, which shall reduce availability under the Loan Facility on a dollar-for-dollar basis. The Borrowers have not incurred any borrowings under the Loan Facility.

The Loan Agreement has a maturity date of December 31, 2017. The Borrowers may elect interest under the Loan Facility to accrue at either (i) the Base Rate, which equals the greater of (A) the Federal Funds Rate (as defined in the Loan Agreement), plus 0.50% or (B) the Prime Rate (as defined in the Loan Agreement), in each case, plus 0.75% (payable monthly), or (ii) the LIBOR Rate (as defined in the Loan Agreement), which bears interest for the relevant period as offered in the London Interbank Eurodollar market plus 2.75% (payable on the last day of the applicable interest period). In addition, an unused line fee of 0.50% of the average unused portion of the Loan Facility is payable monthly.

The Loan Agreement includes a quarterly fixed charge coverage ratio covenant which requires the Partnership and its subsidiaries to maintain a ratio of consolidated EBITDA to fixed charges of not less than 1.0:1.0 as of the last day of each quarter. The Loan Agreement also contains incurrence-based financial covenants regarding the Partnership’s consolidated fixed charges and total net leverage, and otherwise contains customary affirmative covenants, negative covenants and events of default.  All extensions of credit under the Loan Agreement are collateralized by a first priority security interest in and lien upon the inventory, accounts receivable and cash of the Borrowers.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the terms of the Loan Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 1 to the Services Agreement
On October 23, 2015, the Partnership and Westmoreland Resources GP, LLC, the general partner of the Partnership (the “General Partner”), entered into Amendment No. 1 to the Services Agreement, dated as of October 23, 2015 (the “Amendment”) to amend the existing services agreement, effective as of January 1, 2015, by and between the General Partner and the Partnership. The Amendment modified the amount of the fixed annual fee that the Partnership pays the General Partner for the services provided pursuant to the services agreement to reflect increased costs associated with the Partnership’s recent acquisition of Westmoreland Kemmerer, LLC. Pursuant to the Amendment, the Partnership will pay the General Partner a fixed annual fee of $1,142,000 for the 2015 fiscal year and $2,200,000 for the 2016 fiscal year for certain administrative services.
The foregoing description of the Amendment is qualified in its entirety by reference to the terms of the Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.
On October 23, 2015, the Partnership issued a press release announcing its financial results for the third quarter ended September 30, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
On October 23, 2015, beginning at 10:00 a.m. Eastern Time, the Partnership hosted a conference call with investors to discuss its financial and operating results for the third quarter ended September 30, 2015. The conference call was made available to the public via conference call and webcast. The transcript of the conference call is attached hereto as Exhibit 99.2.
The information in this Item 2.02 of the Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the Loan Agreement set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

     (d)     Exhibits

Exhibit No.	Description

10.1
Loan and Security Agreement, by and among Westmoreland Resource Partners, LP, the lenders party thereto, The PrivateBank and Trust Company, as administrative agent, Oxford Mining Company, LLC, Harrison Resources, LLC, Oxford Mining Company-Kentucky, LLC, Daron Coal Company, LLC, Oxford Conesville, LLC, Westmoreland Kemmerer Fee Coal Holdings, LLC and Westmoreland Kemmerer, LLC, dated as of October 23, 2015

10.2	Amendment No. 1 to the Services Agreement, by and between Westmoreland Resource Partners, LP and Westmoreland Resources, GP, LLC, dated as of October 23, 2015
99.1	Press Release dated October 23, 2015
99.2	Transcript of October 23, 2015 Investor Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND RESOURCE PARTNERS, LP
	By:	Westmoreland Resources GP, LLC, its general partner

Date: October 29, 2015	By:	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Loan and Security Agreement, by and among Westmoreland Resource Partners, LP, the lenders party thereto, The PrivateBank and Trust Company, as administrative agent, Oxford Mining Company, LLC, Harrison Resources, LLC, Oxford Mining Company-Kentucky, LLC, Daron Coal Company, LLC, Oxford Conesville, LLC, Westmoreland Kemmerer Fee Coal Holdings, LLC and Westmoreland Kemmerer, LLC, dated as of October 23, 2015

10.2	Amendment No. 1 to the Services Agreement, by and between Westmoreland Resource Partners, LP and Westmoreland Resources, GP, LLC, dated as of October 23, 2015
99.1	Press Release dated October 23, 2015
99.2	Transcript of October 23, 2015 Investor Conference Call

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